===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 17, 2007

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

         NEW YORK                      0-10592                 14-1630287
State or Other Jurisdiction of     Commission File No.       I.R.S. Employer
Incorporation or Organization                             Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

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



TrustCo Bank Corp NY


Item 2.02.     Results of Operations and Financial Condition
----------     ---------------------------------------------

               On July 17, 2007, TrustCo Bank Corp NY ("TrustCo") issued a press release with year to date and second quarter results for the period ending June 30, 2007. Attached is a copy of the press release labeled as Exhibit 99(a).



Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------

               (c)     Exhibits

               Reg S-K Exhibit No.       Description
               -------------------       -----------

                    99(a) Press release dated July 17, 2007, for the period ending June 30, 2007, regarding year to date and second quarter results.










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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 17, 2007

                                               TrustCo Bank Corp NY
                                               (Registrant)


                                               By:/s/ Robert T. Cushing
                                                  ---------------------
                                                  Robert T. Cushing
                                                  Executive Vice President and
                                                  Chief Financial Officer





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



                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                      Description                     Page
------------------         ------------------------------              --------
     99(a)                 Press release dated July 17, 2007,           5 - 12
                           highlighting year to date and second
                           quarter 2007 results.












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



TRUSTCO                                                         Exhibit 99 (a)
Bank Corp NY                                                    News Release
-------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                       NASDAQ -- TRST

Contact:  Kevin T. Timmons
          Administrative Vice President
          (518) 381-3607

FOR IMMEDIATE RELEASE

                  TrustCo Announces Second Quarter 2007 Results

Glenville, New York - July 17, 2007

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that net income for the second quarter of 2007 was $8.1 million compared to $12.4 million for the comparable 2006 quarter. As previously announced, the results included net trading portfolio losses of $2.8 million related to the change in value during the second quarter of 2007 of this portfolio. Diluted earnings per share were $0.108 for the second quarter of 2007, compared to $0.165 for the same period in 2006. Return on average equity and return on average assets were 14.13% and 0.98%, respectively for the second quarter of 2007 compared to 20.59% and 1.69% for the second quarter of 2006.

For the first half of 2007 net income was $20.4 million and resulted in diluted earnings per share of $0.272, as compared to the comparable period of 2006 which resulted in net income of $24.8 million and diluted earnings per share of $0.330. Return on average assets and return on average equity was 1.27% and 17.88%, respectively, for the first six months of 2007 and 1.71% and 20.67% for the comparable period in 2006.

As noted, second quarter results included net trading portfolio losses of $2.8 million. After adoption of fair value accounting under Statement of Financial Accounting Standards No. 159 "The Fair Value Option for Financial Assets and Liabilities" (SFAS 159) in the first quarter, $517 million of longer duration securities were sold in the second quarter of 2007. The appreciation in fair value of the trading portfolio during the first quarter of 2007 resulted in an unrealized gain of $3.4 million, which was included in first quarter results. The actual sales of the securities resulted in the $2.8 million loss recorded in the current period. The securities sold had an average remaining life of approximately nine years. The proceeds were primarily invested in securities with maturities of six months and continue to be recorded at fair value. The transaction allowed the Company to significantly reduce its exposure to rising rates on its securities portfolio while maintaining the yield at about the same level and increasing flexibility going forward.

The growth of TrustCo's deposits and loans continue to show impressive results. For the quarter ended June 30, 2007, average deposits were up $353 million or 13.6% compared to second quarter of 2006. Average loans showed similar results, rising $253 million or 16.2% compared to the same period in 2006. Much of the success can be attributed to the branch growth initiative. During the second quarter of 2007, TrustCo opened nine offices to bring the total to 101. Current plans call for the expansion program to continue into 2008 with new branches planned in the markets currently served. Robert J. McCormick, President and Chief Executive Officer noted that, "We are pleased with the early results of our expansion program but are mindful that achieving our profit goals will take time and continued hard work."

TrustCo has again been nationally recognized. In its April 2007 edition, US Banker Magazine, a leading industry publication, ranked TrustCo 6th among the top 200 mid-tier banks in the country. In May, SNL Financial ranked TrustCo as the 5th best performing thrift institution of the nation's 100 largest public thrifts. This marks the third consecutive year in which the Company has ranked in the top seven in this study. Commenting on these achievements, Mr. McCormick stated "In a difficult market environment for banks, TrustCo continues to be ranked as one of the top institutions in its peer group in the nation. We have accomplished this through diligent expense controls and being ever mindful of asset quality."

Mr. McCormick also noted "Press reports continue to cover the fallout related to the subprime mortgage lending area. Subprime loans are mortgage loans to borrowers who do not qualify for conventional loans due to poor credit, employment issues, etc. TrustCo has never been involved in this type of lending. We have always believed that mortgage loans are our most important asset and growth is never an excuse to sacrifice credit quality."

Nonperforming loans continue at low levels. At the end of the second quarter nonperforming loans were 0.50% of total loans outstanding, compared to 0.32% in the prior year. In addition, the allowance for loan losses is 3.8 times nonperforming loans, compared to 6.8 times in the prior year.

On May 15th the Board of Directors declared a quarterly cash dividend of $0.16 per share, which shareholders received in early July. This dividend equates to an annualized yield of 6.48% based on the June 30, 2007 closing stock price.

TrustCo Bank Corp is a $3.4 billion bank holding company and through its subsidiary, Trustco Bank, operates 101 offices in New York, New Jersey, Vermont, Massachusetts, and Florida.

In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on The NASDAQ Global Select Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo's actual results, and could cause TrustCo's actual financial performance to differ materially from that expressed in any forward-looking statement: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in local market area and general business and economic trends. The foregoing list should not be construed as exhaustive, and the Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)


                                                                         Three Months Ended
                                                           06/30/07          03/31/07          06/30/06
Summary of operations
 Net interest income (TE)                               $      24,752            24,506            25,704
 Provision (credit) for loan losses                               -                 -              (1,775)
 Net securities transactions                                      -                 -                 -
 Net trading (losses) gains                                    (2,841)            3,445               -
 Noninterest income                                             3,987             4,103             3,917
 Noninterest expens                                            13,458            12,706            11,986
 Net income                                                     8,107            12,314            12,424

Per common share
 Net income per share:
     - Basic                                            $       0.108             0.164             0.166
     - Diluted                                                  0.108             0.164             0.165
 Cash dividends                                                 0.160             0.160             0.160
 Tangible Book value at period end                               3.06              3.20              2.98
 Market price at period end                                      9.88              9.58             11.02

At period end
 Full time equivalent employees                                   610               570               532
 Full service banking offices                                     101                95                84

Performance ratios
 Return on average assets                                        0.98 %            1.57              1.69
 Return on average equity (1)                                   14.13             21.67             20.59
 Efficiency (2)                                                 46.20             43.76             41.48
 Net interest spread (TE)                                        2.63              2.73              3.15
 Net interest margin (TE)                                        3.07              3.16              3.56
 Dividend payout ratio                                         148.02             97.29             96.28

Capital ratios at period end (3)
 Total equity to assets                                          6.87 %            7.24              8.21
 Tier 1 risk adjusted capital                                   13.29             14.02             16.07
 Total risk adjusted capital                                    14.55             15.28             17.33

Asset quality analysis at period end
 Nonperforming loans to total loans                              0.50 %            0.45              0.32
 Nonperforming assets to total assets                            0.28              0.26              0.17
 Allowance for loan losses to total loans                        1.90              1.96              2.16
 Coverage ratio (4)                                               3.8 X             4.4               6.8


(1) Average equity excludes the effect of accumulated other comprehensive income (loss).
(2) Calculated as noninterest expense (excluding other real estate owned income/expense, specialized consulting and any one-time charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions, net trading gains and losses and one-time income items).
(3) Capital ratios exclude the effect of accumulated other comprehensive income
    (loss).
(4) Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

(dollars in thousands, except per share data)
(Unaudited)


                                                                  Six Months Ended
                                                           06/30/07          06/30/06
Summary of operations
 Net interest income (TE)                              $    49,258            51,949
 Provision (credit) for loan losses                            -              (3,575)
 Net securities transactions                                   -                (288)
 Net trading gains                                             604               -
 Noninterest income                                          8,090             7,510
 Noninterest expense                                        26,164            23,911
 Net income                                                 20,421            24,790

Per common share
 Net income per share:
     - Basic                                           $     0.272             0.331
     - Diluted                                               0.272             0.330
 Cash dividends                                              0.320             0.320
 Tangible Book value at period end                            3.06              2.98
 Market price at period end                                   9.88             11.02

Performance ratios
 Return on average assets                                     1.27 %            1.71
 Return on average equity (1)                                17.88             20.67
 Efficiency (2)                                              44.98             40.65
 Net interest spread (TE)                                     2.68              3.24
 Net interest margin (TE)                                     3.11              3.63
 Dividend payout ratio                                      117.43             96.56


(1) Average equity excludes the effect of accumulated other comprehensive income (loss).
(2) Calculated as noninterest expense (excluding other real estate owned income/expense, specialized consulting and any one-time charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions, net trading gains and losses and one-time income items).


TE = Taxable equivalent.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)


                                                                           06/30/07          12/31/06          06/30/06


ASSETS

 Loans, net                                                            $    1,813,280         1,726,898         1,575,116
 Securities available for sale                                                502,833         1,048,270         1,090,247
 Trading securities                                                           450,198               -                 -
 Federal funds sold and other short-term investments                          470,174           243,449           171,708
                                                                       ---------------     -------------    --------------

  Total earning assets                                                      3,236,485         3,018,617         2,837,071

 Cash and due from banks                                                       45,820            47,889            43,561
 Bank premises and equipment                                                   27,858            24,050            22,669
 Other assets                                                                  64,031            70,631            65,783
                                                                       ---------------     -------------    --------------

  Total assets                                                         $    3,374,194         3,161,187         2,969,084
                                                                       ===============     =============    ==============

LIABILITIES
 Deposits:
  Demand                                                               $      268,579           259,401           249,686
  Interest-bearing checking                                                   282,919           290,784           290,239
  Savings                                                                     647,331           662,310           715,540
  Money market                                                                343,962           310,719           266,181
  Certificates of deposit (in denominations of $100,000 or more)              369,720           299,813           234,608
  Other time deposits                                                       1,110,025           976,356           875,437
                                                                       ---------------     -------------    --------------

   Total deposits                                                           3,022,536         2,799,383         2,631,691

 Short-term borrowings                                                         93,855            95,507            90,599
 Long-term debt                                                                    44                59                73
 Other liabilities                                                             27,849            26,715            22,988
                                                                       ---------------     -------------    --------------

  Total liabilities                                                         3,144,284         2,921,664         2,745,351

SHAREHOLDERS' EQUITY                                                          229,910           239,523           223,733
                                                                       ---------------     -------------    --------------

  Total liabilities and
   shareholders' equity                                                   $ 3,374,194         3,161,187         2,969,084
                                                                       ===============     =============    ==============

Number of common shares
 outstanding, in thousands                                                     75,016            74,873            74,828




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



CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)


                                                                                 Three Months Ended
                                                                     06/30/07          03/31/07          06/30/06

Interest income
   Loans                                                          $      29,566            28,631              25,470
   Investments                                                           11,126            13,211              14,201
   Federal funds sold and other short term investments                    6,856             3,439               2,271
                                                                 ---------------     -------------      -------------
     Total interest income                                               47,548            45,281              41,942

Interest expense
   Deposits                                                              22,577            20,566              16,056
   Borrowings                                                               989               994                 962
                                                                 ---------------     -------------      --------------

     Total interest expense                                              23,566            21,560              17,018
                                                                 ---------------     -------------      --------------

     Net interest income                                                 23,982            23,721              24,924

Provision (credit) for loan losses                                          -                 -                (1,775)
                                                                 ---------------     -------------      --------------

      Net interest income after
       provision for loan losses                                         23,982            23,721              26,699

Net securities transactions                                                 -                 -                   -
Trading gains (losses)                                                   (2,841)            3,445                 -
Noninterest income                                                        3,987             4,103               3,917
Noninterest expense                                                      13,458            12,706              11,986
                                                                 ---------------     -------------      --------------

Income before income taxes                                               11,670            18,563              18,630
Income tax expense                                                        3,563             6,249               6,206
                                                                 ---------------     -------------      --------------

Net income                                                        $       8,107            12,314              12,424
                                                                 ===============     =============      ==============


Net income per share:
      - Basic                                                     $       0.108             0.164               0.166
      - Diluted                                                   $       0.108             0.164               0.165

Avg equivalent shares outstanding, in thousands:
      - Basic                                                            75,040            74,952              74,894
      - Diluted                                                          75,068            75,054              75,112


CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)


                                                                           Six Months Ended
                                                                     06/30/07              06/30/06

Interest income
   Loans                                                          $      58,197            49,821
   Investments                                                           24,337            28,067
   Federal funds sold and other short term investments                   10,295             4,763
                                                                 ---------------     -------------

     Total interest income                                               92,829            82,651

Interest expense
   Deposits                                                              43,143            30,475
   Borrowings                                                             1,983             1,741
                                                                 ---------------     -------------

     Total interest expense                                              45,126            32,216

     Net interest income                                                 47,703            50,435

Provision (credit) for loan losses                                          -              (3,575)
                                                                 ---------------     -------------

      Net interest income after
       provision for loan losses                                         47,703            54,010

Net securities transactions                                                 -                (288)
Trading gains                                                               604               -
Noninterest income                                                        8,090             7,510
Noninterest expense                                                      26,164            23,911
                                                                 ---------------     -------------

Income before income taxes                                               30,233            37,321
Income tax expense                                                        9,812            12,531
                                                                 ---------------     -------------

Net income                                                        $      20,421            24,790
                                                                 ===============     =============


Net income per share:
     - Basic                                                      $       0.272             0.331
     - Diluted                                                    $       0.272             0.330

Avg equivalent shares outstanding, in thousands:
     - Basic                                                             74,996            74,883
     - Diluted                                                           75,061            75,188



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